UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

Leadis Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50770	77-0547089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. California Avenue; Suite 200; Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 331-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 14, 2009, Leadis Technology, Inc., a Delaware corporation (“Leadis”), completed the previously announced sale of certain assets related to its LED driver and controller business and certain legacy display driver products (the “Assets”) to IXYS Corporation. The terms of the sale are described in the current report on Form 8-K filed by Leadis with the Securities and Exchange Commission on August 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leadis Technology, Inc.

Date: September 14, 2009	/s/ John K. Allen
John K. Allen
Chief Financial Officer